--------------------------------------------------------------------------------

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 March 28, 2006

                          ----------------------------

                          AEROGROW INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                                     Nevada
         (State or other Jurisdiction of Incorporation or Organization)

         0-50888                                               46-0510685
(Commission File Number)                                      (IRS Employer
                                                             Identification No.)
                                 900 28th Street
                                    Suite 201
                             Boulder, Colorado 80303
                         (Address of Principal Executive
                              Offices and zip code)

                                 (303) 444-7755
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of AeroGrow International, Inc. ("AeroGrow") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe AeroGrow's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. AeroGrow's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, AeroGrow undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 5 Corporate Governance and Management

Item 5.01 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

      (a) On March 28, 2006, pursuant to the authority granted by Section 8.01 of its Bylaws, the Board of Directors of AeroGrow unanimously amended Section
1.03 of its Bylaws, changing its fiscal year from the calendar year to the year ending on March 31 of each year.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit
Number        Description
------        -----------
3.3           Amended Bylaws of AeroGrow, dated March 28, 2006

--------------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, AeroGrow International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AeroGrow International, Inc.

Date: April 3, 2006                             By:   /s/ W. Michael Bissonnette
                                                      --------------------------
                                                      W. Michael Bissonnette,
                                                      Chief Executive Officer

--------------------------------------------------------------------------------

                                  EXHIBIT INDEX
Exhibit
Number         Description
------         -----------
3.3            Amended Bylaws of AeroGrow, dated March 28, 2006


--------------------------------------------------------------------------------